UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2008
DynCorp International LLC
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-127343 (Commission File Number)	55-2287126 (IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia (Address of principal executive offices)	22042 (Zip code)
Registrant’s telephone number, including area code: (571) 722-0210
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 22, 2008, General Anthony C. Zinni (USMC Ret.) notified the registrant of his intent to resign from the office of Executive Vice President, effective December 31, 2008, in order to pursue other interests.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International LLC
Date: December 24, 2008	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer